UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010

CROSSTEX ENERGY, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Crosstex Energy, Inc. owns the two percent general partner interest, a 25 percent limited partner interest and the incentive distribution rights of Crosstex Energy, L.P.

On May 24, 2010, Crosstex Energy, L.P. and Crosstex Energy Finance Corporation issued a press release announcing the commencement of their offer to exchange up to an aggregate of $725,000,000 principal amount of their senior notes due 2018 for a like principal amount of their registered senior notes due 2018. The terms of the exchange offer are described in the prospectus as filed with the Securities and Exchange Commission on May 24, 2010. The press release announcing the exchange offer is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated May 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: May 25, 2010

By: /s/ William W. Davis
William W. Davis
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated May 24, 2010.

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